UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 29, 2004

PACIFICARE HEALTH SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31700	95-4591529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Plaza Drive, Cypress, California 90630-5028

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (714) 952-1121

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On November 29, 2004, PacifiCare Health Systems, Inc. (“PacifiCare”) and Pacific Life jointly announced that they have signed a definitive agreement whereby PacifiCare will purchase Pacific Life’s group health business. The transaction was announced in a press release filed as Exhibit 99.1 to this Current Report. The information included in this Item 8.01, including the press release attached as Exhibit 99.1, is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

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Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued on November 29, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACIFICARE HEALTH SYSTEMS, INC.

Dated: November 29, 2004	By:	/s/ PETER A. REYNOLDS
Peter A. Reynolds
Senior Vice President and
Corporate Controller
(Principal Accounting Officer)

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INDEX TO EXHIBITS

99.1	Press Release issued on November 29, 2004.

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